UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2005

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	001-14431 (Commission File Number)	95-4676679 (I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California (Address of principal executive offices)		91773 (Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02. Results of Operations and Financial Condition

On May 10, 2005 American States Water Company released earnings for the three months ended March 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
Date: May 10, 2005	/s/ Robert J. Sprowls
Robert J. Sprowls
Sr. Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 10, 2005